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                                                                    Exhibit 10.4

                            FIRST AMENDMENT OF LEASE

     This FIRST AMENDMENT OF LEASE is made as of the 30th day of June, 1998 between PW/MS OP SUB I, LLC, a Delaware limited liability company ("Landlord"), having an address at PW/MS Management Co., Inc. c/o Gale & Wentworth, LLC,
Park Avenue at Morris County, 200 Campus Drive, Suite 200, Florham Park, New Jersey 07932-1007 and THE MOLLOY GROUP, INC., a New Jersey corporation, having an address at 4 Century Drive, Parsippany-Troy Hills, New Jersey 07054 (hereinafter called "Tenant").


                                  WITNESSETH:

     WHEREAS:
     A. Centburg Realty Associates, L.P., predecessor-in-interest to Landlord, and Tenant heretofore entered into a certain lease dated July 31, 1997, (said lease as it may have been or may hereafter be amended is hereinafter called the "Lease") with respect to a portion of the first (1st) floor ("Demised Premises") in the office building known as and located at 4 Century Drive, Parsippany-Troy Hills, New Jersey;

     B. Tenant is desirous of (1) increasing the size of the Demised Premises by the addition of some 10,187 rentable square feet ("Additional Space") on the second (2nd) floor of the Building, as illustrated on Schedule A, attached hereto and made a part hereof and (2) extending the expiration date of the Lease; and

     C. The parties hereto desire to further modify the Lease in certain other respects.

     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto modify the Lease as follows:

     1. DEFINITIONS. Except as otherwise provided in this First Amendment of Lease, all defined terms contained in this First Amendment of Lease shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.

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     2. TERM. Notwithstanding anything to the contrary contained in the Lease, the date set for the expiration of the term thereof is hereby modified so that the Expiration Date shall be, and the Initial Term shall end on, January 31, 2002. Landlord may deliver to Tenant a notice ("commencement Date Notice") confirming, among other things, the revised Expiration Date. If Landlord so delivers to Tenant's Commencement Date Notice, Tenant shall execute same and return it to Landlord within five (5) days after Tenant's receipt thereof. Landlord's failure to timely receive from Tenant at least one (1) fully executed original counterpart of the Commencement Date Notice shall constitute Tenant's express consent with and agreement to all the terms contained in the Commencement Date Notice as prepared by Landlord.

     3. ADDITIONAL SPACE. The Demised Premises shall be deemed to include the Additional Space on July 1, 1998. As of July 1, 1998, Exhibit A to the Lease shall be deemed supplemented by Schedule A, attached hereto and made a part hereof.

     4. RENT. The Lease is hereby amended to provide that the Tenant shall pay minimum rent ("Minimum Rent") at the annual rate of:

          (i) FOUR HUNDRED SIXTY EIGHT THOUSAND SEVEN HUNDRED THIRTY FIVE AND 00/100 DOLLARS ($468,735.00) for the period beginning on July 1, 1998 and ending on August 31, 1998, payable in advance on the first day of each calendar month in equal monthly installments of THIRTY NINE THOUSAND SIXTY ONE AND 25/100 DOLLARS ($39,061.25);

          (ii) FOUR HUNDRED NINETY SEVEN THOUSAND FORTY SEVEN AND 00/100 DOLLARS ($497,047.11) for the period beginning on September 1, 1998 and ending on January 31, 1999, payable in advance on the first day of each calendar month in equal monthly installments of FORTY ONE THOUSAND FOUR HUNDRED TWENTY AND 58/100 DOLLARS ($41,420.58);

          (iii) FIVE HUNDRED SEVENTEEN THOUSAND FOUR HUNDRED TWENTY ONE AND 00/100 DOLLARS ($517,421.00) for the period beginning on February 1, 1999 and ending on August 31, 1999, payable in advance on the first day of each calendar month in equal monthly installments of FORTY THREE THOUSAND ONE HUNDRED EIGHTEEN AND 42/100 DOLLARS ($43,118.42);

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         (iv) FIVE HUNDRED FORTY FIVE THOUSAND SEVEN HUNDRED THIRTY THREE AND
         00/100 DOLLARS ($545,733.00) for the period beginning on September 1, 1999 and ending on August 31, 2000, payable in advance on the first day of each calendar month in equal monthly installments of FORTY FIVE THOUSAND FOUR HUNDRED SEVENTY SEVEN AND 75/100 DOLLARS ($45,477.75); and

         (v) FIVE HUNDRED EIGHTY FOUR THOUSAND TWO HUNDRED THIRTY TWO AND 00/100 DOLLARS ($584,232.00) for the period beginning on September 1, 2000, and ending on the Expiration Date, payable in advance on the first day of each calendar month in equal monthly installments of FORTY EIGHT THOUSAND SIX HUNDRED EIGHTY SIX AND 00/100 DOLLARS ($48,686.00).

     5. DEMISED PREMISES. As of July 1, 1998, the Lease shall be deemed to provide that (i) the Demised Premises contain a floor area of 24,343 rentable square feet of which 14,156 rentable square feet are on the first (1st) floor of the Building and 10,187 rentable square feet are on the second (2nd) floor of the Building and (ii) Tenant's Occupancy Percentage is 24.33 percent.

     6. BROKER. Tenant represents that it has had no dealings or communications with any real estate broker or agent in connection with this First Amendment of Lease, except for James Hersh of CB Richard Ellis. Tenant agrees to pay, defend, indemnify and hold Landlord, its partners, directors, officers and their affiliates and/or subsidiaries harmless from and against any and all costs, expenses or liability (including attorney's fees, court costs and disbursements) for any commission or other compensation claimed by any broker or agent, except for James Hersh of CB Richard Ellis.

     7. AUTHORITY. Tenant represents that the undersigned officer of the Tenant corporation has been duly authorized on behalf of the Tenant corporation to enter into this First Amendment of Lease in accordance with the terms, covenants and conditions set forth herein, and, upon Landlord's request, Tenant shall deliver an appropriate certification by the Secretary of the Tenant corporation to the foregoing effect.

     8.  NO ORAL CHANGES. This First Amendment of Lease may not


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be changed orally, but only by a writing signed by both Landlord and Tenant.
     9. PHYSICAL CONDITION. (A) Tenant acknowledges that it is in occupancy of the Demised Premises and hereby accepts the Demised Premises, including the Additional Space, in their "as is" physical condition and state of repair as of July 1, 1998. In this regard, Landlord shall have no obligation to do any work, perform any services or grant any construction allowances, except as otherwise provided to the contrary in Section 9.(B) hereof.
     (B) Landlord, at no cost to Tenant, shall, using Building standard means, methods, materials and manpower, once (1) demise the Demised Premises and (2) construct a new entrance to that portion of the Demised Premises on the second
(2nd) floor of the Building. As per Schedule A-1.
     10. RATIFICATION. Except as expressly amended by this First Amendment of Lease, the Lease, and all terms, covenants and conditions thereof, shall remain in full force and effect and is hereby in all respects ratified and confirmed.
     11. PARKING. At all times after July 1, 1998, Section 1.1(q) of the Lease shall be modified to provide that Tenant's License for Allotted Parking shall be for up to ninety six (96) cars. As of July 1, 1998, ten (10) parking spaces of the Allotted Parking shall be Designated Spaces.
     12. NO DEFAULT. Tenant confirms that (i) Landlord has fully complied with all of its obligations contained in the Lease and (ii) no event has occurred and no condition exists which, with the passage of time or the giving of notice, or both, would constitute a default by Landlord under the Lease.
     13. RENEWAL OPTION. As of the date hereof, Tenant shall have only one (1) option to renew the Lease pursuant to Article 51 of the Lease for a single additional term of five (5) years commencing on February 1, 2002 and ending on January 31, 2007.
     14. ADDITIONAL SECURITY DEPOSIT. Tenant shall deposit with Landlord on the date hereof the sum of THIRTY THOUSAND NINE HUNDRED THIRTY FIVE AND 83/100 DOLLARS ($30,935.83) as additional

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security for the faithful performance and observance by Tenant of the terms, provisions and conditions of the Lease. As of the date Landlord first holds a security deposit from Tenant equal to SEVENTY EIGHT THOUSAND ONE HUNDRED TWENTY TWO AND 50/100 DOLLARS ($78,122.50), Section 1.1(o) of the Lease shall be deemed to define Security as SEVENTY EIGHT THOUSAND ONE HUNDRED TWENTY TWO AND 50/100 DOLLARS ($78,122.50), not FORTY SEVEN THOUSAND ONE HUNDRED EIGHTY SIX AND 67/100 DOLLARS ($47,186.67).

     15. NON-BINDING DRAFT. The mailing or delivery of this document or any draft of this document by Landlord or its agent to Tenant, its agent or attorney shall not be deemed an offer by the Landlord on the terms set forth in this document or draft, and this document or draft may be withdrawn or modified by Landlord or its agent at any time and for any reason. The purpose of this section is to place Tenant on notice that this document or draft shall not be effective, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute and accept this document. No representations or promises shall be binding on the parties hereto except those representations and promises contained in a fully executed copy of this document or in some future writing signed by Landlord and Tenant.

     16. NEW BASE YEAR FOR TAXES. For purposes of computing the additional rent accruing on and after July 1, 1998 that is due Landlord under Section 6.1(a) of the Lease, as of July 1, 1998, (A) Section 1.1(j) of the Lease shall be deleted and replaced with the following new Section 1.1(j): "First Operating Year and First Tax Year shall mean the calendar year ending on December 31, 1998 and (B) Section 1.1(i) of the Lease shall be deleted and replaced with the following new Section 1.1(i):

          BASE TAXES:    The amount determined by multiplying (a) the real
                         estate tax rate in effect on July 1, 1998 and (b) the assessed valuation of the Real Estate for the calendar year ending December 31, 1998, as such assessed valuation is or may be ultimately determined by final administrative or judicial pro-

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                                        ceeding, or by abatement by an
                                        appropriate taxing authority.

     17. NEW BASE YEAR FOR BUILDING OPERATING COSTS. For purposes of computing the additional rent accruing on and after July 1, 1998 that is due Landlord under Section 6.2(a) of the Lease, as of July 1, 1998, Section 6.1(a) of the Lease shall be deleted and replaced with the language recited in Paragraph 16.(A) of this First Amendment of Lease.

     18. NOTICES. As of the date hereof, the following provision from Section
47.3 NOTICES of the Lease shall be deemed deleted:

                                        Bellemead Management Co., Inc.
                                        4 Becker Farm Road
                                        Roseland, New Jersey 07068
                                        Attention: Legal Department

and shall be replaced by the following new provision:

                                        PW/MS QP SUB I, LLC
                                        PW/MS Management Co., Inc.
                                        c/o Gale & Wentworth, LLC
                                        Park Avenue at Morris County
                                        200 Campus Drive, Suite 200
                                        Florham Park, New Jersey 07932-1007
                                        Attention: Marc Leonard Ripp, Esq.
                                                   General Counsel

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment of Lease to be executed on the day and year first written above.

Signed and delivered

                                        LANDLORD:

WITNESSED BY:                           PW/MS OP SUB I, LLC
                                        By: PW/MS Management Co., Inc.
                                            By: Gale & Wentworth, LLC


/s/ Marc Leonard Ripp, Esq.                        /s/ Mark Yeng
-----------------------------                      -----------------------------
Marc Leonard Ripp, Esq.                            Mark Yeng
Corporate Secretary                                President


ATTESTED BY:                            AGENT FOR LANDLORD:

                                        PW/MS MANAGEMENT CO., INC.
                                        By: Gale & Wentworth, LLC


/s/ Marc Leonard Ripp, Esq.                        /s/ Mark Yeng
-----------------------------                      -----------------------------
Marc Leonard Ripp, Esq.                            Mark Yeng
Corporate Secretary                                President



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ATTESTED BY:                       TENANT:

                                   THE MOLLOY GROUP, INC.

/s/ ROBERT S. BERNSTEIN            By:  /s/ BRUCE MOLLOY
------------------------------           -----------------------------
   Name:  Robert S. Bernstein            Name:  Bruce Molloy
         ---------------------                 -----------------------
            (Please Print)                         (Please Print)

   Title:  Corporate Secretary           Title:   CEO
            Vice President & CFO                ----------------------
                                                   (Please Print)


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                                   SCHEDULE A

Floor Plan of 10,187 Rentable Square Foot Additional Space on the Second Floor
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                                   SCHEDULE A

                                  [FLOOR PLAN]
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                                  SCHEDULE A-1

                [Main Entrance/Partial Demising Wall Floor Plan]